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                                                             EXHIBIT 4(gg)






                       AMENDED AND RESTATED DECLARATION



                                  OF TRUST



                            PLC CAPITAL TRUST II













                        Dated as of November 20, 1997





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

                                  TABLE OF CONTENTS

                                                                            Page

                                      ARTICLE I.
                            INTERPRETATION AND DEFINITIONS

SECTION 1.1.  Definitions....................................................  2

                                     ARTICLE II.
                                 TRUST INDENTURE ACT

SECTION 2.1.  Trust Indenture Act; Application............................... 10
SECTION 2.2.  Lists of Holders of Securities................................. 10
SECTION 2.3.  Reports by the Institutional Trustee........................... 11
SECTION 2.4.  Periodic Reports to Institutional Trustee...................... 11
SECTION 2.5.  Evidence of Compliance with Conditions Precedent............... 11
SECTION 2.6.  Events of Default; Waiver...................................... 11
SECTION 2.7.  Event of Default; Notice....................................... 13

                                     ARTICLE III.
                                     ORGANIZATION

SECTION 3.1.   Name.......................................................... 14
SECTION 3.2.   Office........................................................ 14
SECTION 3.3.   Purpose....................................................... 14
SECTION 3.4.   Authority..................................................... 15
SECTION 3.5.   Title to Property of the Trust................................ 15
SECTION 3.6.   Powers and Duties of the Regular Trustees..................... 15
SECTION 3.7.   Prohibition of Actions by the Trust and the Trustees.......... 18
SECTION 3.8.   Powers and Duties of the Institutional Trustee................ 19
SECTION 3.9.   Certain Duties and Responsibilities of the
               Institutional Trustee......................................... 21
SECTION 3.10.  Certain Rights of Institutional Trustee....................... 23
SECTION 3.11.  Delaware Trustee.............................................. 25
SECTION 3.12.  Execution of Documents........................................ 25
SECTION 3.13.  Not Responsible for Recitals or Issuance of Securities........ 25
SECTION 3.14.  Duration of Trust............................................. 26
SECTION 3.15.  Mergers....................................................... 26

                                         i
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                                     ARTICLE IV.
                                       SPONSOR

SECTION 4.1.   Sponsor's Purchase of Common Securities....................... 28
SECTION 4.2.   Responsibilities of the Sponsor............................... 28
SECTION 4.3.   Right to Proceed.............................................. 28

                                      ARTICLE V.
                                       TRUSTEES

SECTION 5.1.   Number of Trustees............................................ 29
SECTION 5.2.   Delaware Trustee.............................................. 29
SECTION 5.3.   Institutional Trustee; Eligibility............................ 30
SECTION 5.4.   Certain Qualifications of Regular Trustees
               and Delaware Trustee Generally................................ 31
SECTION 5.5.   Regular Trustees.............................................. 31
SECTION 5.6.   Appointment, Removal and Resignation of Trustees.............. 31
SECTION 5.7.   Vacancies Among Trustees...................................... 33
SECTION 5.8.   Effect of Vacancies........................................... 33
SECTION 5.9.   Meetings...................................................... 33
SECTION 5.10.  Delegation of Power........................................... 34
SECTION 5.11.  Merger, Conversion, Consolidation or Succession to Business... 34

                                     ARTICLE VI.
                                    DISTRIBUTIONS

SECTION 6.1.   Distributions................................................. 34

                                     ARTICLE VII.
                                ISSUANCE OF SECURITIES

SECTION 7.1.   General Provisions Regarding Securities....................... 35
SECTION 7.2.   Paying Agent.................................................. 36

                                    ARTICLE VIII.
                                 TERMINATION OF TRUST

SECTION 8.1.  Termination of Trust........................................... 36


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                                     ARTICLE IX.
                                TRANSFER OF INTERESTS

SECTION 9.1.   Transfer of Securities........................................ 37
SECTION 9.2.   Transfer of Certificates...................................... 37
SECTION 9.3.   Deemed Security Holders....................................... 38
SECTION 9.4.   Book Entry Interests.......................................... 38
SECTION 9.5.   Notices to Clearing Agency.................................... 39
SECTION 9.6.   Appointment of Successor Clearing Agency...................... 39
SECTION 9.7.   Definitive Preferred Security Certificates.................... 39
SECTION 9.8.   Mutilated, Destroyed, Lost or Stolen Certificates............. 40

                                      ARTICLE X.
                              LIMITATION OF LIABILITY OF
                      HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1.  Liability..................................................... 40
SECTION 10.2.  Exculpation................................................... 41
SECTION 10.3.  Fiduciary Duty................................................ 41
SECTION 10.4.  Indemnification............................................... 42
SECTION 10.5.  Outside Businesses............................................ 45

                                     ARTICLE XI.
                                      ACCOUNTING

SECTION 11.1.  Fiscal Year................................................... 46
SECTION 11.2.  Certain Accounting Matters.................................... 46
SECTION 11.3.  Banking....................................................... 46
SECTION 11.4.  Withholding................................................... 46

                                     ARTICLE XII.
                               AMENDMENTS AND MEETINGS

SECTION 12.1.  Amendments.................................................... 47
SECTION 12.2.  Meetings of the Holders of Securities;
               Action by Written Consent..................................... 49

                                    ARTICLE XIII.
                       REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                                 AND DELAWARE TRUSTEE

SECTION 13.1.  Representations and Warranties of Institutional Trustee....... 50
SECTION 13.2.  Representations and Warranties of Delaware Trustee............ 51

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                                     ARTICLE XIV.
                                    MISCELLANEOUS

SECTION 14.1.  Notices....................................................... 52
SECTION 14.2.  Governing Law................................................. 53
SECTION 14.3.  Intention of the Parties...................................... 53
SECTION 14.4.  Headings...................................................... 53
SECTION 14.5.  Successors and Assigns........................................ 53
SECTION 14.6.  Partial Enforceability........................................ 54
SECTION 14.7.  Counterparts.................................................. 54

ANNEX I        TERMS OF SECURITIES
EXHIBIT A-1    FORM OF PREFERRED SECURITY CERTIFICATE
EXHIBIT A-2    FORM OF COMMON SECURITY CERTIFICATE
EXHIBIT B      SPECIMEN OF DEBENTURE
EXHIBIT C      UNDERWRITING AGREEMENT




                                         iv
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                                CROSS-REFERENCE TABLE*

Section of
Trust Indenture Act                                        Section of
of 1939, as amended                                        Declaration

310 (a) ................................................      5.3(a)
310 (c) ................................................      Inapplicable
311 (c) ................................................      Inapplicable
312 (a) ................................................      2.2(a)
312 (b) ................................................      2.2(b)
313 ....................................................      2.3
314 (a) ................................................      2.4
314 (b) ................................................      Inapplicable
314 (c) ................................................      2.5
314 (d) ................................................      Inapplicable
314 (f) ................................................      Inapplicable
315 (a) ................................................      3.9(b)
315 (c) ................................................      3.9(a)
315 (d) ................................................      3.9(a)
316 (a) ................................................      Annex I
316 (c) ................................................      3.6(e)

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                                 AMENDED AND RESTATED
                                 DECLARATION OF TRUST
                                          OF
                                 PLC CAPITAL TRUST II

                                  November 20, 1997

         AMENDED AND RESTATED DECLARATION OF TRUST (this "Declaration") dated and effective as of November 20, 1997, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Declaration;

         WHEREAS, the Trustees and the Sponsor established PLC Capital Trust II (the "Trust"), a trust under the Delaware Business Trust Act, pursuant to a Declaration of Trust dated as of July 1, 1997 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on July 1, 1997, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

         WHEREAS, prior to the execution hereof, no interests in the Trust have been issued;

         WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                      ARTICLE I.

                            INTERPRETATION AND DEFINITIONS

         SECTION 1.1.  Definitions.  Unless the context otherwise requires:

         (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
    Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

         (f)  a reference to the singular includes the plural and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Agent" means any Paying Agent.

         "Authorized Newspaper" means a daily newspaper, in the English language, customarily published on each day that is a Business Day in The City of New York, whether or not published on days that are legal holidays, and of general circulation in The City of New York. The Authorized Newspaper for the purposes of the Reset Spread Announcement Date is currently anticipated to be The Wall Street Journal.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.


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



         "Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means the "Closing Time" and each "Date of Delivery" under the Underwriting Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission.

         "Common Security" has the meaning specified in Section 7.1(a).

         "Common Securities Guarantee" means the guarantee agreement, dated as
of November   , 1997, of the Sponsor in respect of the Common Securities.

         "Common Security Certificate" means a definitive certificate in fully registered form, substantially in the form of Exhibit A-2, representing a Common Security.

         "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.


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         "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Preferred Guarantee Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration located at

         Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware 19890
         Attention:  Corporate Trust Administration


         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Creditor" has the meaning set forth in Section 4.4.

         "Debenture Issuer" means Protective Life Corporation, a Delaware corporation, in its capacity as issuer of the Debentures under the Indenture.

    "Debenture Repayment Price" means, with respect to any Debentures put to the Debenture Issuer on the Purchase Contract Settlement Date, an amount per Debenture equal to $50, plus accrued and unpaid interest thereon, if any.

         "Debenture Trustee" means AmSouth Bank (as successor by merger to AmSouth Bank of Alabama, successor by conversion of charter to AmSouth Bank N.A.), as trustee under the Indenture until a successor is appointed thereunder, and thereafter such successor trustee.

         "Debentures" means the series of debentures to be issued by the Debenture Issuer under the Indenture and to be held by the Institutional Trustee, a specimen certificate for such series of Debentures being substantially in the form of Exhibit B.

         "Delaware Trustee" has the meaning set forth in Section 5.2.

         "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

         "Direction" by a Person means a written direction signed:

         (a)  if the Person is a natural person, by that Person; or

         (b) in any other case, in the name of such Person by one or more Authorized Officers of such Person.

         "Direct Action" has the meaning specified in Section 3.8(e).

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

         "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

    "FELINE PRIDES(-SM-)" means a security which, upon issuance, will consist of a unit (referred to as an Income PRIDES(-SM-)) comprised of (i) a stock purchase contract (a "Purchase Contract") under which (a) the holder of the unit will purchase from the Sponsor, for an amount in cash, a certain number of shares of common stock of the Sponsor and (b) the Sponsor will pay the holder contract adjustment payments, if any, and (ii) beneficial ownership of a 61/2% Preferred Security. After issuance, FELINE PRIDES units with respect to which Treasury Securities (as defined in the Purchase Contract Agreement) have been substituted for the related Preferred Securities will be referred to as Growth PRIDES(-SM-).

         "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

         "Global Certificate" has the meaning set forth in Section 9.4.

         "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the Subordinated Indenture dated as of June 1, 1994, from the Debenture Issuer to the Debenture Trustee, and any Subordinated Indenture supplemental thereto pursuant to which the Debentures are to be issued (including, without limitation, the Supplemental Indenture No. 4, dated as of November 20, 1997 between the Debenture Issuer and the Debenture Trustee).

         "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

         "Institutional Trustee Account" has the meaning set forth in Section 3.8(c).

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Legal Action" has the meaning set forth in Section 3.6(f).

         "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Ministerial Action" has the meaning set forth in Annex I.

         "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person; provided that any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each officer signing such certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering such certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Paying Agent" has the meaning specified in Section 7.2.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

    "Pledge Agreement" means the Pledge Agreement dated as of November 26, 1997 among the Sponsor, The Chase Manhattan Bank, as collateral agent (the "Collateral Agent") and The Bank of New York as purchase contract agent (the "Purchase Contract Agent").

         "Preferred Securities Guarantee" means the guarantee agreement, dated as of November 26, 1997, of the Sponsor in respect of the Preferred Securities.

         "Preferred Security" has the meaning specified in Section 7.1(a).

         "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

    "Pricing Agreement" means the pricing agreement between the Trust, the Debenture Issuer, and the underwriters designated by the Regular Trustees with respect to the offer and sale of the Preferred Securities.

    "Purchase Contract Agreement" means the Purchase Contract Agreement dated as of November 26, 1997 among The Bank of New York, as Purchase Contract Agent, and the Sponsor.

         "Purchase Contract Settlement Date" means February 16, 2001.

    "Put Option" has the meaning set forth in Annex I hereto.

         "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

         "Regular Trustee" has the meaning set forth in Section 5.1(b).

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Reset Agent" means a nationally recognized investment banking firm chosen by the Sponsor to determine the Reset Rate. It is currently anticipated that Merrill Lynch & Co. will act in such capacity.

    "Reset Announcement Date" means the fifth (5) Business Day immediately preceding the Purchase Contract Settlement Date.

"Reset Rate" means the distribution rate per annum (to be determined by the Reset Agent), equal to the sum of (X) the Reset Spread and (Y) the Treasury Rate on the Two-Year Benchmark Treasury on the Purchase Contract Settlement Date.

"Reset Spread" means a spread amount, to be determined by the Reset Agent on the fifth (5) Business Day immediately preceding the Purchase Contract Settlement Date, which, when added to the Treasury Rate, would be the Rate the Securities should bear in order for a Security to have an approximate market value of 100.5% of its liquidation amount on the Purchase Contract Settlement Date; provided, however, in no event will Reset Spread be greater than 200 basis points (2%).

    "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

         "Securities" means the Common Securities and the Preferred Securities.

    "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

         "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

         "Special Event" has the meaning set forth in Annex I hereto.

         "Sponsor" means Protective Life Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Successor Common Securities" has the meaning set forth in Section 3.15(b)(i)(B).

         "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

         "Treasury Rate" means the bid side rate displayed at 10:00 A.M., New York City time, on the Purchase Contract Settlement Date in the Telerate system (or if the Telerate system is (a) no longer available on the Purchase Contract Settlement Date or (b) in the opinion of the Reset Agent (after consultation with the Company) no longer an appropriate system from which to obtain such rate, such other nationally recognized quotation system as, in the opinion of the Reset Agent (after consultation with the Company) is appropriate). If such rate is not so displayed, the rate for the Two-Year Benchmark Treasury shall be, as calculated by the Reset Agent, the yield to maturity for the Two-Year Benchmark Treasury, expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis, and computed by taking the arithmetic mean of the secondary market bid rates, as of 10:30 a.m., New York City time, on the Purchase Contract Settlement Date of three leading United States government securities dealers selected by the Reset Agent (after consultation with the Company) (which may include the Reset Agent or an affiliate thereof).

         "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

         "Two-Year Benchmark Treasury" means direct obligations of the United States (which may be obligations traded on a when-issued basis only) having a maturity comparable to the remaining term to maturity of the Preferred Securities on the Purchase Contract Settlement Date, as agreed upon by the Company and the Reset Agent.

         "Underwriting Agreement" means the Underwriting Agreement for the offering and sale of Preferred Securities in the form of Exhibit C.


                                     ARTICLE II.

                                 TRUST INDENTURE ACT

         SECTION 2.1. Trust Indenture Act; Application. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

         (b) The Institutional Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

         (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         SECTION 2.2. Lists of Holders of Securities. (a) The Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee
(i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees, on behalf of the Trust, shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity); provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

         SECTION 2.3. Reports by the Institutional Trustee. Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by
Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

         SECTION 2.4. Periodic Reports to Institutional Trustee. Each of the Sponsor and the Regular Trustees, on behalf of the Trust, shall provide to the Institutional Trustee and the Holders such documents, reports and information as required by Section 314 (if any) of the Trust Indenture Act and the compliance certificate required by such Section 314 of the Trust Indenture Act in the form, in the manner and at the times required thereby.

         SECTION 2.5. Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Regular Trustees, on behalf of the Trust, shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

         SECTION 2.6. Events of Default; Waiver. (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

         (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

         (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

         (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

         (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

         (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
    Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed with respect to the Preferred Securities to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this

Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default with respect to the Preferred Securities under this Declaration. Any waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of the corresponding Event of Default under this Declaration with respect to the Common Securities for all purposes of this Declaration without further act, vote or consent of the Holders of the Common Securities. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

         SECTION 2.7. Event of Default; Notice. (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7 being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except with respect to a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

         (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

         (i) a default under Sections 5.1 or 5.3 of the Indenture; or

         (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.

                                     ARTICLE III.

                                     ORGANIZATION

         SECTION 3.1. Name. The Trust is named "PLC Capital Trust II," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities and the filing of a certificate of amendment under the Business Trust Act. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

         SECTION 3.2. Office. The address of the principal office of the Trust is 2801 Highway 280 South, Birmingham, Alabama 35223. On ten Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

         SECTION 3.3. Purpose. The exclusive purposes and functions of the Trust are (i) issuing the Preferred Securities and the Common Securities representing undivided beneficial interests in the assets of the Trust, (ii) investing the gross proceeds of the Securities in the Debentures and (iii) engaging in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust to be classified as other than a grantor trust for United States federal income tax purposes.

         It is the intent of the parties to this Declaration for the Trust to be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Preferred Securities and the Common Securities will be the beneficial owners of the assets of the Trust for United States federal income tax purposes, and such owners will include directly in their gross income the income, gain, deduction or loss of the Trust as if the Trust did not exist. By the acceptance of this Trust the Trustees, the Sponsor and the Holders and beneficial owners of the Preferred Securities or Common Securities agree that they will not take any position which is contrary to the classification of the Trust as a grantor trust or the treatment of the Debentures as indebtedness of the Debenture Issuer for all United States federal, state and local income tax and franchise tax purposes.

         SECTION 3.4. Authority. Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         SECTION 3.5.  Title to Property of the Trust.  Except as provided in
Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         SECTION 3.6. Powers and Duties of the Regular Trustees. The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to one simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

         (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

              (i) execute and file with the Commission a registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities;

              (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary or advisable in order to qualify or register all or part of the FELINE PRIDES in any State in which the Sponsor has determined to qualify or register such FELINE PRIDES for sale;

              (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any FELINE PRIDES;

              (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the FELINE PRIDES under
         Section 12(b) of the Exchange Act; and

              (v) execute and enter into the Underwriting Agreement and Pricing Agreement providing for the sale of the FELINE PRIDES;

         (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

         (d) to establish a record date with respect to all actions to be taken hereunder that require a record date to be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

         (e) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

         (f) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

         (g) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

         (h) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (i) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

         (j) to incur expenses that are necessary, appropriate, convenient or incidental to carry out any of the purposes of the Trust;

         (k) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

         (l) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

         (m) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities and of the Common Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (n) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable to:

              (i) cause the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

              (ii) cause the Trust to continue to be classified for United States federal income tax purposes as a grantor trust; and

              (iii) cooperate with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

provided that such action does not adversely affect the interests of the Holders;

         (o) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

         (p) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

         The Regular Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

         Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

         Any expenses incurred by the Regular Trustees pursuant to this Section
3.6 shall be reimbursed by the Debenture Issuer.

         SECTION 3.7.  Prohibition of Actions by the Trust and the Trustees.
(a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

         (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

         (ii) acquire any assets other than as expressly provided herein;

         (iii) possess Trust property for other than a Trust purpose as set forth in Section 3.3;

         (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

         (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

         (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

         (vii) take any action that would cause the Trust to fail to qualify as a "grantor trust" for United States federal income tax purposes;

         (viii) other than as provided in this Declaration (including, without limitation, Annex I), (A) exercise the remedies available under the Indenture with respect to the Debentures, (B) waive any Event of Default under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless the Trust shall have received an opinion of nationally recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

         SECTION 3.8. Powers and Duties of the Institutional Trustee. (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

         (c) The Institutional Trustee shall:

              (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

              (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the repayment of the Preferred Securities and the Common Securities pursuant to this Declaration (including, without limitation, Annex I) to the extent the Debentures mature or the Put Option is exercised; and

              (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

         (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

         (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional

Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act. If a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest on or principal of the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then such holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of, or interest on, the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the holders of Common Securities will be subrogated to the rights of such holders of Preferred Securities. In connection with such Direct Action, the Debenture Issuer shall be subrogated to the rights of such holder of Preferred Securities with respect to payments on the Preferred Securities under this Declaration to the extent of any payment made by the Debenture Issuer to such holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         (f) The Institutional Trustee shall not resign as a Trustee unless either:

              (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

              (ii) a Successor Institutional Trustee (as defined in Section 5.6) has been appointed and has accepted that appointment in accordance with Section 5.6.

         (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

         (h) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6 and shall not have any powers or duties except as expressly set forth herein.

         The Institutional Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

         SECTION 3.9. Certain Duties and Responsibilities of the Institutional Trustee. (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

              (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance or non-performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

              (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

         (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

         (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

         (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

         (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

         (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

         (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

         (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

         SECTION 3.10. Certain Rights of Institutional Trustee. (a) Subject to the provisions of Section 3.9:

         (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers' Certificate;

         (iii) whenever, in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

         (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

         (v) the Institutional Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, it being understood that such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

         (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

         (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

         (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

         (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions; and

         (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

         SECTION 3.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

         SECTION 3.12. Execution of Documents. Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Regular Trustees.

         SECTION 3.13. Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

         SECTION 3.14. Duration of Trust. The Trust, unless terminated earlier pursuant to the provisions of Article VIII hereof, shall have existence for seven (7) years from the Closing Date.

         SECTION 3.15. Mergers. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Sections 3.15(b) and (c).

         (b) The Trust may, with the consent of the Regular Trustees (or, if there are more than two, a majority of the Regular Trustees) and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

         (i) such successor entity (the "Successor Entity") either:

              (A) expressly assumes all of the obligations of the Trust under the Securities; or

              (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities

    (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption, repayment and otherwise and substitutes for the Common Securities other securities having substantially the same terms as the Common Securities (the "Successor Common Securities") so long as the Successor Common Securities rank the same as the Common Securities rank with respect to Distributions and payments upon liquidation, repayment, redemption and otherwise;

         (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

         (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

         (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

         (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

         (vi) such Successor Entity has a purpose identical to that of the Trust;

         (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

              (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities and Successor Common Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

              (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company;

              (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

         (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities and Successor Common Securities at least to the extent provided by the Preferred Securities Guarantee and the Common Securities Guarantee.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.


                                     ARTICLE IV.

                                       SPONSOR

         SECTION 4.1. Sponsor's Purchase of Common Securities. On the Closing Date at the same time as the Preferred Securities are sold, the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the aggregate capital of the Trust after giving effect to such sale of Preferred Securities.

         SECTION 4.2. Responsibilities of the Sponsor. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

         (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the FELINE PRIDES and to do any and all such acts, other than actions which must be taken by the Trust, advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

         (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

         (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

         (e) to negotiate the terms of the Underwriting Agreement and Pricing Agreement providing for the sale of the FELINE PRIDES.

         SECTION 4.3. Right to Proceed The Sponsor acknowledges the rights of Holders to institute a Direct Action as set forth in Section 3.8(e) hereto.


                                      ARTICLE V.

                                       TRUSTEES

         SECTION 5.1. Number of Trustees. The number of Trustees initially shall be three (3), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that the number of Trustees shall in no event be less than two (2); provided further that
    (1) one Trustee meets the requirements of Sections 5.2(a) or (b); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with, the Sponsor (a "Regular Trustee"); and (3) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

         SECTION 5.2. Delaware Trustee. If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

         (a) a natural person who is a resident of the State of Delaware; or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

         (c) The initial Delaware Trustee shall be:

              Wilmington Trust Company
              Rodney Square North
              1100 North Market Street
              Wilmington, Delaware 19890
              Attention:  Corporate Trust Administration


         SECTION 5.3. Institutional Trustee; Eligibility. (a) There shall at all times be one Trustee which shall act as Institutional Trustee and which shall:

         (i) not be an Affiliate of the Sponsor; and

         (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

         (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

         (e) The initial Institutional Trustee shall be:

              Wilmington Trust Company
              Rodney Square North
              1100 North Market Street
              Wilmington, Delaware 19890
              Attention:  Corporate Trust Administration


         SECTION 5.4. Certain Qualifications of Regular Trustees and Delaware Trustee Generally. Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 5.5. Regular Trustees. The initial Regular Trustees shall be:

              Richard J. Bielen
              c/o Protective Life Corporation
              2801 Highway 280 South
              Birmingham, Alabama 35223

              Jerry W. DeFoor
              c/o Protective Life Corporation
              2801 Highway 280 South
              Birmingham, Alabama 35223


         (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

         (b) As more specifically provided in Section 5.10, a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

         SECTION 5.6.  Appointment, Removal and Resignation of Trustees.
(a) subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

         (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

         (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

         (b)(i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Institutional Trustee (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees and the Sponsor; and

         (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

         (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

         (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

              (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

              (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

         (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee, as the case may be, if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

         (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

         SECTION 5.7. Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees (or, if there are more than two, a majority of the Regular Trustees) shall be conclusive evidence of the existence of such vacancy. Any such vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

         SECTION 5.8. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

         SECTION 5.9. Meetings. If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

         SECTION 5.10. Delegation of Power. (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

         (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 5.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                     ARTICLE VI.

                                    DISTRIBUTIONS

         SECTION 6.1. Distributions. Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of such Payment Amount to Holders.

                                     ARTICLE VII.

                                ISSUANCE OF SECURITIES

         SECTION 7.1.  General Provisions Regarding Securities.  (a) The
Regular Trustees shall, on behalf of the Trust, issue one series of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one series of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

         (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual signature of any present or any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

         (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and (subject to Section 10.1) non-assessable.

         (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

         SECTION 7.2. Paying Agent. In the event that the Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, The City of

New York, State of New York, an office or agency where the Preferred Securities may be presented for payment ("Paying Agent"), and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any such additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Institutional Trustee shall initially act as Paying Agent for the Preferred Securities and the Common Securities.

                                    ARTICLE VIII.

                                 TERMINATION OF TRUST

         SECTION 8.1.  Termination of Trust. (a)  The Trust shall terminate:

         (i) upon the bankruptcy of the Sponsor or the holder of the Common Securities;

         (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

         (iii) upon the consent of a Majority in liquidation amount of the Securities affected thereby voting together as a single class to dissolve the Trust;

         (iv) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

         (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders, in each case in accordance with the terms of the Securities;

         (vi) at the election of the Sponsor (which is wholly within its sole discretion) at any time pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities as set forth in Annex I and all of the Debentures endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

         (vii) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding-up of the Trust and payment of all liabilities of the Trust, the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware and the Trust shall terminate.

         (c) The provisions of Article X shall survive the termination of the Trust.

                                     ARTICLE IX.

                                TRANSFER OF INTERESTS

         SECTION 9.1. Transfer of Securities. (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

         (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

         (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause:

              (i) the Trust to fail to be classified for United States federal income tax purposes as a grantor trust; and

              (ii) the Trust to be an Investment Company or the transferee to become an Investment Company.

         SECTION 9.2. Transfer of Certificates. The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees or the Sponsor may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a

Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

         SECTION 9.3. Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

         SECTION 9.4. Book Entry Interests. The Preferred Securities Certificates, on original issuance, in addition to being issued in the form of one or more definitive, fully registered Preferred Securities Certificate (each a "Definitive Preferred Securities Certificate") registered initially in the books and records of the Trust in the name of The Bank of New York, as Purchase Contract Agent, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificate(s) shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificate(s), except as provided in Section 9.7. Except for the Definitive Preferred Security Certificates as specified herein and the definitive, fully registered Preferred Securities Certificates that have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

         (a) the provisions of this Section 9.4 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificate(s) and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities issued in the form of a Global Certificate and the sole holder of the Global Certificate(s) and shall have no obligation to the Preferred Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
    Section 9.4 shall control; and

         (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency shall receive and transmit payments of Distributions on the Global Certificates to such Clearing

Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

         SECTION 9.5. Notices to Clearing Agency. Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Securities Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

         SECTION 9.6. Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

         SECTION 9.7.  Definitive Preferred Security Certificates.  If:

         (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

         (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities, then:

         (c) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

         (d) upon surrender of the Global Certificate(s) by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

         SECTION 9.8.  Mutilated, Destroyed, Lost or Stolen Certificates.  If:

         (a) any mutilated Certificates should be surrendered to the Regular Trustees, or the Institutional Trustee or if the Regular Trustees or the Institutional Trustee shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Regular Trustees and the Institutional Trustee such security or indemnity as may be required by them to keep each of them harmless;

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and such Regular Trustee or the Institutional Trustee shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                      ARTICLE X.

                              LIMITATION OF LIABILITY OF
                      HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 10.1. Liability. (a) Except as expressly set forth in this Declaration, the Indenture, the Debentures, the Preferred Securities Guarantee, the Common Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

         (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

         (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

         (b) The Debenture Issuer shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         SECTION 10.2. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act performed or omission made by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or ordinary negligence in the case of the Institutional Trustee) or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

         SECTION 10.3. Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b) Unless otherwise expressly provided herein:

              (i) whenever a conflict of interest exists or arises between any Covered Persons; or

              (ii) whenever this Declaration or any other agreement contemplated herein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

         (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

         (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         SECTION 10.4. Indemnification. (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

         (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified by the Debenture Issuer, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

         (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

         (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

         (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

         (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

         (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (b) The Debenture Issuer agrees to indemnify (i) the Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without gross negligence (or, in the case of the Institutional Trustee, pursuant to Section 3.9, negligence) or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

         SECTION 10.5. Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Persons, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                     ARTICLE XI.

                                      ACCOUNTING

         SECTION 11.1. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         SECTION 11.2. Certain Accounting Matters. (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

         (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. The Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust, but in no event later than is required by applicable law.

         (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

         SECTION 11.3. Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

         SECTION 11.4. Withholding. The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder or beneficial owner, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder or beneficial owner, shall remit amounts withheld with respect to the Holder or beneficial owner to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder or beneficial owner, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder or beneficial owner. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                     ARTICLE XII.

                               AMENDMENTS AND MEETINGS

         SECTION 12.1. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

         (i) the Sponsor and the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

         (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

         (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

         (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

         (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

         (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have also first received an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

         (iii) to the extent the result of such amendment would be to:

              (A) cause the Trust to be classified as other than a grantor trust for United States federal income tax purposes;

              (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

              (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

         (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (d) Section 10.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

         (f) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

         (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

         (i) cure any ambiguity;

         (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

         (iii) add to the covenants, restrictions or obligations of the Sponsor;

         (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority, which change does not have a material adverse effect on the right, preferences or privileges of the Holders; and

         (v) modify, eliminate and add to any provision of this Declaration to such extent as may be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "Investment Company" as such term is defined under the Investment Company Act of 1940, as amended, provided such modification, elimination or addition would not adversely affect the rights, privileges or preference of any Holder of the Securities.

         SECTION 12.2. Meetings of the Holders of Securities; Action by Written Consent. (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this

Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities evidenced by Securities Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

         (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

         (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

         (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

         (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                    ARTICLE XIII.

                       REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                                 AND DELAWARE TRUSTEE

         SECTION 13.1. Representations and Warranties of Institutional Trustee. The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

         (a)(i) in the case of the initial Institutional Trustee, it is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration and (ii) in the case of any Successor Institutional Trustee, it satisfies the requirements of Section 5.3(a) herein;

         (b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) the execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Institutional Trustee; and

         (d) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration.

         SECTION 13.2.  Representations and Warranties of Delaware Trustee.
The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a)(i) in the case of the initial Delaware Trustee, it is a Delaware banking corporation or association with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration and (ii) in the case of any Successor Delaware Trustee, it satisfies the requirements of Section 5.2 herein;

         (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration; and

         (d) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                     ARTICLE XIV.

                                    MISCELLANEOUS

         SECTION 14.1. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

         (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

              PLC Capital Trust II
              c/o Protective Life Corporation
              2801 Highway 280 South
              Birmingham, Alabama 35223

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

              Wilmington Trust Company
              Rodney Square North
              1100 North Market Street
              Wilmington, Delaware 19890
              Attention: Corporate Trust Administration


         (c) if given to the Institutional Trustee, at its Corporate Trust Office to the attention of Corporate Trust Administration (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

              Protective Life Corporation
              2801 Highway 280 South
              Birmingham, Alabama 35223

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 14.2. Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

         SECTION 14.3. Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         SECTION 14.4. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         SECTION 14.5. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

         SECTION 14.6. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         SECTION 14.7. Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.




                                          /s/ Richard J. Bielen
                                          ------------------------------------
                                          Name: Richard J. Bielen
                                          Title: Trustee


                                          /s/ Jerry W. DeFoor
                                          ------------------------------------
                                          Name: Jerry W. DeFoor
                                          Title: Trustee


                                       WILMINGTON TRUST COMPANY
                                       Trustee


                                       By: /s/ Emmett R. Harmon
                                          ------------------------------------
                                           Name: Emmett R. Harmon
                                           Title: Vice President


                                       PROTECTIVE LIFE CORPORATION
                                       as Sponsor


                                       By: /s/ Deborah J. Long
                                          ------------------------------------
                                           Name: Deborah J. Long
                                           Title: Senior Vice President,
                                                  Secretary and General Counsel

                                       ANNEX I

                                       TERMS OF
                     6-1/2% TRUST ORIGINATED PREFERRED SECURITIES
                       6-1/2% TRUST ORIGINATED COMMON SECURITIES


         Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of November 20, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

    1. Designation and Number. (a) Preferred Securities. 2,300,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of one hundred and fifteen million dollars ($115,000,000) and a liquidation amount with respect to the assets of the Trust of $50 per preferred security, are hereby designated for the purposes of identification only as "6-1/2% Trust Originated Preferred Securities-SM- (`TOPrS'-SM-)" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

         (b) Common Securities. 71,135 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of three million five hundred and fifty six thousand seven hundred fifty dollars ($3,556,750) and a liquidation amount with respect to the assets of the Trust of $50 per common security, are hereby designated for the purposes of identification only as "6-1/2% Trust Originated Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

    2. Distributions. (a) Distributions payable on each Security will be fixed initially at a rate per annum of 6-1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Security through and including February 15, 2001, and at the Reset Rate thereafter, such rates being the rates of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than three consecutive months will bear interest thereon compounded quarterly at the rates of 6-1/2% through and including February 15, 2001 and at the Reset Rate thereafter (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day Month.

         (b) Distributions on the Securities will be cumulative, will accumulate from November 26, 1997, and will be payable quarterly in arrears, on March 31, June 30, September 30, and December 31 of each year, commencing on December 31, 1997, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period or periods not extending, in the aggregate, beyond the maturity date of the Debentures (each such period, an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures. As a consequence of any such deferral, Distributions will also be deferred. Despite any such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate of 6-1/2% through and including February 15, 2001, and at the Reset Rate thereafter, compounded quarterly during any such Extension Period. Payments of accrued Distributions will be payable to Holders as they appeared on the books and records of the Trust on the record date immediately preceding the end of the applicable Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not extend beyond the maturity date of the Debentures.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of the Preferred Securities -- Book-Entry Only Issuance -- The Depository
Trust Company" in the Prospectus Supplement dated November 20, 1997, of the Trust included in the Registration Statement on Form S-3 of the Sponsor and the Trust. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. If the Preferred
Securities shall cease to be in book-entry only form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be the March 15, June 15, September 15, December 15, as the case may be, before the relevant payment dates; provided, that for so long as the Income PRIDES or Growth PRIDES shall continue to remain in book-entry form, the relevant record date for the Preferred Securities shall be the day immediately proceeding the relevant Payment Date which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. So long as the Holder of any Preferred Securities is the Collateral Agent, the payment of Distributions on such Preferred Securities held by the Collateral Agent will be made at such place and to such account as may be designated by the Collateral Agent.

         (d) The Coupon Rate on the Securities (as well as the interest rate on the Debentures) will be reset on the Purchase Contract Settlement Date to the Reset Rate. On the Reset Announcement Date, the Reset Spread and the Two-Year Benchmark Treasury to be used to determine the Reset Rate will be announced by the Sponsor. On the Business Day immediately following the Reset Announcement Date, the Holders of Securities will be notified of such Reset Spread and Two-Year Benchmark Treasury by the Sponsor. Such notice shall be sufficiently given to Holders of Securities if published in an Authorized Newspaper.

         (e) Not later than 7 calendar days nor more than 15 calendar days prior to the Reset Announcement Date, the Sponsor will notify DTC or its nominee (or any successor Clearing Agency or its nominee) by first-class mail, postage prepaid, to notify the Preferred Security Beneficial Owner or Clearing Agency Participants holding Preferred Securities, Income PRIDES or Growth PRIDES, of such Reset Announcement Date and in procedures to be followed by such Holders of Income PRIDES who intend to settle their obligation under the Purchase Contract with separate cash on the Purchase Contract Settlement Date.

         (f) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

    3. Liquidation Distribution upon Dissolution. In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of such dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities, after satisfaction of liabilities of creditors of the Trust, an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the rate of 6-1/2%, if on or prior to February 15, 2001, and at the Reset Rate thereafter of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

         If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

    4.   Repayment and Distribution.

          (a) Upon the repayment of the Debentures in whole (but not in part), at their maturity, the proceeds from such repayment shall be simultaneously applied to repay Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid at a repayment price of $50 per Security plus an amount equal to accumulated and unpaid Distributions thereon at the date of the repayment, payable in cash (the "Repayment Price"). Holders will be given not less than 30 nor more than 60 days' notice of such repayment.

         (b) The Sponsor shall have the right at any time, upon notice to the Regular Trustees, to elect to terminate the Trust, and upon receipt of such notice, the Regular Trustees shall dissolve the Trust and, after satisfaction of creditors of the Trust, cause Debentures held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate of 6-1/2%, if on, or prior to, February 15, 2001, and at the Reset Rate thereafter and accrued and unpaid interest equal to accumulated and unpaid Distributions on, and having the same record date for payment as, the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Securities on a pro rata basis within 90 days following receipt of the Sponsor's notice of election.

         After the date for any distribution of Debentures upon dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding,
(ii) The Depository Trust Company (the "Depository") or its nominee (or any successor Clearing Agency or its nominee), or the Collateral Agent as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Preferred Securities held by the Depository or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the

Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate of 6-1/2% on or prior to February 15, 2001, and at the Reset Rate thereafter and accumulated and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

         (c) If the Debentures are distributed to holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

         (d)  Repayment or Distribution Procedures.

              (i) Notice of any repayment of, or notice of distribution of Debentures in exchange for, the Securities (a "Repayment/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be repaid or exchanged not fewer than 30 nor more than 60 days before the date fixed for repayment or exchange thereof which, in the case of a repayment, will be the date fixed for repayment of the Debentures. For purposes of the calculation of the date of repayment or exchange and the dates on which notices are given pursuant to this Section 4(d)(i), a Repayment/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Repayment/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Repayment/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the repayment or exchange proceedings with respect to any other Holder.

              (ii) If Securities are to be repaid and the Trust gives a Repayment/Distribution Notice, which notice may only be issued if the Debentures are repurchased as set out in this Section 4 (which notice will be irrevocable), then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the repayment date, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related maturity of the Debentures, the Institutional Trustee will deposit irrevocably with the Depository or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Repayment Price with respect to the Preferred Securities and will give the Depository irrevocable instructions and authority to pay the Repayment Price to the Holders of the Preferred Securities, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption on maturity of the Debentures, the Institutional Trustee will pay the relevant Repayment

    Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the repayment date. If a Repayment/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the repayment date, as applicable, distributions will cease to accrue on the Securities so repaid and all rights of Holders of such Securities so repaid will cease, except the right of the Holders of such Securities to receive the Repayment Price, but without interest on such Repayment Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so repaid. If any date fixed for repayment of Securities is not a Business Day, then payment of the Repayment Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for repayment. If payment of the Repayment Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original repayment date to the actual date of payment, in which case the actual payment date will be considered the date fixed for repayment for purposes of calculating the Repayment Price.

              (iii) Repayment/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Depository or its nominee (or any successor Clearing Agency or its nominee) if Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

              (iv) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

    5.   Repayment at Option of Holders

         (a) Each holder of Securities, including the Purchase Contract Agent and the Collateral Agent, if applicable, shall have the right to require the Trust to repay all or a portion of the Securities owned by or pledged with such Holder (the "Put Option") on February 16, 2001, (the "Put Option Exercise Date"), at a repayment price of $50 per Security plus an amount equal to accumulated and unpaid Distributions thereon to the date of payment (the "Put Option Repayment Price").

         (b) The Trust will obtain funds to pay the Put Option Repayment Price of Securities to be repaid under the Put Option through the presentation by the Institutional Trustee, on behalf of the Trust, to the Debenture Issuer, pursuant to the right of the holder of the Debentures to require the Debenture Issuer to repay all or a portion of the Debentures on the Put Option Exercise Date, of Debentures in an aggregate principal amount equal to the aggregate liquidation amount of such Securities for repayment on the Put Option Exercise Date at the Debenture Repayment Price.

         (c) In order for the Securities to be repaid on the Put Option Exercise Date, the Trust must receive, at the Corporation Trust Office of the Institutional Trustee not later than 10:00 a.m. on the third Business Day prior to the Put Option Exercise Date, the Securities to be repaid with the form entitled "Option to Elect Repayment" on the reverse thereof or otherwise accompanying such Security duly completed. Any such notice received by the Trust shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of Securities for repayment shall be determined by the Trust, whose determination shall be final and binding. Notwithstanding the foregoing, each Holder of Preferred Securities that are then pledged to secure such Holder's obligations under the Purchase Contract(s) (as defined in the Purchase Contract Agreement) forming a part of such Holder's FELINE PRIDES who does not make an effective Cash Settlement or Early Settlement (as such terms are defined in the Purchase Contract Agreement) shall be deemed, upon delivery by the Purchase Contract Agent or the Collateral Agent, to the Trust, on the Business Day immediately preceding the Put Option Exercise Date of a notice with respect thereto, to have required the Trust to repay all of such Preferred Securities on the Put Option Exercise Date.

         (d)  Payment of the Put Option Repayment Price to Holders of
Securities who shall have exercised (or who shall have been deemed to have exercised) the Put Option shall be made at the Corporate Trust Office of the Institutional Trustee, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related repayment of the Debentures. Notwithstanding the foregoing, the payment of the Put Option Repayment Price in respect of the Preferred Securities described in the last sentence of the preceding paragraph shall be made no later than 1:00 p.m., New York City time, on the Put Option Exercise Date by check or wire transfer in immediately available funds at such place and to such account as may be designated by the Collateral Agent. If the Institutional Trustee holds immediately available funds sufficient to pay the Put Option Repayment Price of the Securities in respect of which the Put Option shall have been exercised or deemed to have been exercised, then, immediately prior to the close of business on the Put Option Exercise Date, such Securities will cease to be outstanding and distributions thereon will cease to accrue, whether or not Securities are delivered to the Institutional Trustee, and all other rights of the Holders in respect of such Securities, including each Holder's right to require the Trust to repay such Preferred Securities, shall terminate and lapse (other than the right to receive the Put Option Repayment Price but without interest on such Put Option Repayment Price). Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities for which repayment has been elected. If payment of the Put Option Repayment Price in respect of Securities is (i) improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the Preferred Securities Guarantee or the Common Securities Guarantee, or (ii) not paid by the Institutional Trustee as the result of an Event of Default with respect to the Debentures presented for repayment as described in paragraph 5(b), Distributions on such Securities will continue to accrue, from the original Put Option Exercise Date to the actual date of payment, in which case the actual payment date will be considered the Put Option Exercise Date for purposes of calculating the Put Option Repayment Price.

    6. Voting Rights - Preferred Securities. (a) Except as provided under Sections 6(b) and 8 of this Annex I and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

         (b) Subject to the requirements set forth in this paragraph, the holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.7 of the Indenture,
(iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such Consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of the holders of greater than a majority of the holders in principal amount of Debentures affected thereby (a "Super-Majority") affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. The Institutional Trustee shall notify all holders of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. Such Notice in the case of an Event of Default, shall state that such Event of Default also constitutes a Declaration of Event of Default. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth in clauses (i), (ii) and (iii) above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Institutional Trustee has obtained an opinion of a nationally recognized tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

         If a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder by the Debenture Issuer in connection with such proceeding, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Institutional Trustee, and the Debenture Issuer shall be subrogated to the rights of the Holders of Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Debenture Issuer to such Holder in any such proceeding. Except as provided in the second preceding sentence, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Preferred Securities will be required for the Trust to repay and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         Holders of Preferred Securities will have no rights to appoint or remove the PLC Capital Trustees, who may be appointed, removed or replaced solely by the Company as the indirect or direct holder of all of the Common Securities.

    7. Voting Rights - Common Securities. (a) Except as provided under Sections 7(b) and (c) of this Annex I and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.7 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super- Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this Section 7(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of a nationally recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to repay and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

    8. Amendments to Declaration and Indenture. (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution of the Trust, other than as described in
Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

         Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to be classified as other than a grantor trust for purposes of United States federal income taxation, (ii) reduce or otherwise adversely affect the power of the Institutional Trustee or (iii) cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act of 1940.

         (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super-Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall not take such action in accordance with the directions of the Holders of the Securities unless the Institutional Trustee has obtained an opinion of a nationally recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

    9. Pro Rata. A reference in this Annex I to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

    10. Ranking. The Preferred Securities rank pari passu with, and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default has occurred and is continuing under the Indenture in respect of the Debentures held by the Institutional Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

    11. Listing. The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange, Inc.

    12. Acceptance of Securities Guarantee and Indenture. Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, and to the provisions of the Indenture.

    13. No Preemptive Rights. The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

    14. Miscellaneous. The foregoing terms set forth in this Annex I constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to any Holder without charge on written request to the Sponsor at its principal place of business.

                                     EXHIBIT A-1
                        FORM OF PREFERRED SECURITY CERTIFICATE


         [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate Number:
Number of Preferred Securities: _________

                                       CUSIP NO.: 693408205

                     Certificate Evidencing Preferred Securities

                                          of

                                 PLC CAPITAL TRUST II

             6 1/2% Trust Originated Preferred Securities(-SM-) ("TOPrS"-SM-)
                   (liquidation amount $50 per Preferred Security)

         PLC CAPITAL TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6 1/2% Trust Originated Preferred Securities(SM) (liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are set forth in and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 20, 1997, as the same may be amended or supplemented from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder and each beneficial owner agrees to treat, for United States federal, state and local income and franchise tax purposes, the Debentures as indebtedness of the Company and the Trust as a grantor trust.



                                         A-1-2

         IN WITNESS WHEREOF, the Trust has executed this certificate this 26th day of __________, 199__.

                                          PLC CAPITAL TRUST II

                                          By:
                                             _________________________________
                                          Name:
                                          Title:



                                         A-1-3

                            [FORM OF REVERSE OF SECURITY]

    Distributions payable on each Preferred Security will be fixed initially at a rate per annum of 6 1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Preferred Security, through and including February 15, 2001, and at the Reset Rate thereafter, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the rate of 6 1/2% through and including February 15 , 2001, and at the Reset Rate thereafter (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

    Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1997, if in book-entry only form, to holders of record one day prior to the relevant payment date, and if in definitive certificated form, to holders of record on the 15th day of the month in which the relevant payment date occurs; provided, that for so long as the Income PRIDES or Growth PRIDES shall continue to remain in book-entry only form, distributions on the Preferred Securities shall be made to the holders of record one day prior to the relevant payment date, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding beyond the date of maturity of the Debentures (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law) at the rate of 61/2% through and including February 15, 2001, and at the Reset Rate thereafter, compounded quarterly during any such Extension Period. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not extend beyond the maturity date of the Debentures.

    The Preferred Securities shall be repayable as provided in the Declaration.
                              OPTION TO ELECT REPAYMENT


                                         A-1-4

    The undersigned hereby irrevocably requests and instructs the Trust to repay $__________ liquidation amount of the within Security, pursuant to its terms, on the "Put Option Exercise Date," together with distributions thereon accumulated and unpaid to the date of repayment, to the undersigned at:

(Please print or type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Declaration, a new Security or Securities representing the remaining stated liquidation amount of this Security.

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received by the Trust at the Corporate Trust Office of the Institutional Trustee at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, on or prior to the third Business Day immediately preceding the Put Option Exercise Date Attention: Corporate Trust Administration.

Dated:                            Signature:__________________________________

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alternation or enlargement or any change whatsoever.


                                         A-1-5

                                _____________

                                 ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

--------------------------------------------------------------------------
--------------------------------------------------------------------------
--------------------------------------------------------------------------
     (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------
--------------------------------------------------------------------------
--------------------------------------------------------------------------
               (Insert address and zip code of assignee)



and irrevocably appoints
                         -------------------------------------------------
--------------------------------------------------------------------------
----------------------------------------------------agent to transfer this
Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:_______________________


Signature:__________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)




                                         A-1-6

                                     EXHIBIT A-2

                         FORM OF COMMON SECURITY CERTIFICATE

         The Common Securities may only be transferred by the Debenture Issuer and any Related Party to the Debenture Issuer or a Related Party of the Debenture Issuer; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause:

         (i) the Trust to fail to be classified for United States federal income tax purposes as a grantor Trust; and

         (ii) the Trust to be an Investment Company or the transferee to become an Investment Company.

Certificate Number
Number of Common Securities


                       Certificate Evidencing Common Securities

                                          of

                                 PLC CAPITAL TRUST II


                       6 1/2% Trust Originated Common Securities
                     (liquidation amount $50 per Common Security)



         PLC CAPITAL TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Protective Life Corporation (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6 1/2% Trust Originated Common Securities (liquidation amount $50 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are set forth in and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 20, 1997, as the same may be amended or supplemented from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder and beneficial owner agree to treat, for United States federal, state or local income and franchise tax purposes, the Debentures as indebtedness of the Company and the Trust as a grantor trust.




                                         A-2-2

    IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of ________, 1997.
                                           PLC CAPITAL TRUST II



                                           By_________________________________
                                           Name:______________________________
                                           Title:  Regular Trustee



                                         A-2-3

                            [FORM OF REVERSE OF SECURITY]

    Distributions payable on each Common Security will be fixed initially at a rate per annum of 6 1/2 % (the "Coupon Rate") of the stated liquidation amount of $50 per Common Security, through and including February 15, 2001, and at the Reset Rate thereafter, such rates being the rates of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the rate of 6 1/2% through and including February 15, 2001, and at the Reset Rate thereafter (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

    Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1997, to Holders of record on the 15th day of the month in which the relevant payment date occurs; provided, that for so long as the Income PRIDES or Growth PRIDES shall continue to be in book-entry only form, distributions on the Common Securities shall be made to the holders of record one day prior to the relevant payment date, which payment dates shall correspond to, the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not extending beyond the maturity date of the Debentures (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law) at the rate of 6 1/2% through and including February 15, 2001, and at the Reset Rate thereafter, compounded quarterly during any such Extension Period. Accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not extend beyond the maturity date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period; provided, that such Extension Period together with all such previous and further extensions thereof may not extend beyond the maturity date of the Debentures.

                                         A-2-4

                              OPTION TO ELECT REPAYMENT

    The undersigned hereby irrevocably requests and instructs the Trust to repay $__________ liquidation amount of the within Security, pursuant to its terms, on the "Put Option Exercise Date," together with distributions thereon accumulated and unpaid to the date of repayment, to the undersigned at:

(Please print or type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Declaration, a new Security or Securities representing the remaining stated liquidation amount of this Security.

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received by the Trust at the Corporate Trust Office of the Institutional Trustee at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, on or prior to the third Business Day immediately preceding the Put Option Exercise Date. Attention: Corporate Trust Administration.

Dated:                            Signature:__________________________________

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alternation or enlargement or any change whatsoever.


                                       A-2-5

                                    ____________

                                    ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:
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(Insert assignee's social security or tax identification number)


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(Insert address and zip code of assignee)


and irrevocably appoints
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-----------agent to transfer this Common Security Certificate on the books of the Trust.  The agent may substitute another to act for him or her.


Date:_________________________


Signature:____________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)







                                         A-2-6

                                   EXHIBIT B

                             SPECIMEN OF DEBENTURE

                                    EXHIBIT C

                              UNDERWRITING AGREEMENT